UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Effective automatically on November 30, 2022, upon the closing of the Acquisition (defined below in Item 2.01), the Shareholders Agreement (discussed in Item 2.01, below) was terminated. No early termination penalties were incurred by Golden Matrix Group, Inc. (the “Company”, “we” and “us”) in connection with such termination. The Shareholders Agreement is described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 3, 2021.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed by the Company, with the Securities and Exchange Commission on November 2, 2022, which is incorporated herein by reference, on October 27, 2022, the Company exercised its buyout right pursuant to that certain Shareholders Agreement dated November 29, 2021 by and between the Company, Mark Weir and Paul Hardman (each a “Seller”), each shareholders of RKingsCompetitions Ltd, a private limited company formed under the laws of Northern Ireland (the “RKings”), pursuant to which the Company exercised its rights to purchase 10% of RKings from each Seller (20% in total).

On November 30, 2022, the Company completed the purchase of 10% of RKings from each Seller (20% in aggregate) in consideration for USD $661,773, which was paid by way of the issuance of 82,722 shares of restricted common stock of the Company to each Seller (with such shares being valued at $8.00 per share pursuant to the terms of the Shareholders Agreement).

As a result of the above, on November 30, 2022 (effective on November 4, 2022), the Company owns 100% of RKings (the “Acquisition”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company has determined that no financial statements of RKings are required to be disclosed in connection with the Acquisition.

(b) Pro Forma Financial Information

The Company has determined that no pro forma financial information relative to the acquisition of RKings is required to be disclosed in connection with the Acquisition.

(d) Exhibits

Exhibit No.	Description
2.1+

Sale and Purchase Agreement of Ordinary Issued Share Capital dated November 29, 2021, by and between Golden Matrix Group, Inc., as Purchaser, and Mark Weir and Paul Hardman, as Shareholders of RKingsCompetitions Ltd, a Private Limited Company Formed and Registered in and Under the Laws of Northern Ireland, as Sellers (Filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021, and incorporated herein by reference)(File Number: 000-54840)

10.1

Shareholders Agreement dated November 29, 2021, by and between Golden Matrix Group, Inc. and Mark Weir and Paul Hardman (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021, and incorporated herein by reference)(File Number: 000-54840)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

+ A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Golden Matrix Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: December 5, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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